UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 2, 2024

_______________________________

United-Guardian, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-10526	11-1719724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Marcus Boulevard

Hauppauge, New York 11788

(Address of Principal Executive Offices) (Zip Code)

(631) 273-0900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Catherine Kolinski as a Director

On January 2, 2024, the Board of Directors (the “Board”) of United-Guardian, Inc. (the “Company”) appointed Catherine Kolinski to fill an existing vacancy on the Board, effective immediately.

Ms. Kolinski has more than 30 years of experience in the personal care, pharmaceutical, and industrial industries. She has a Bachelor of Science degree in chemistry, completed additional graduate course work in Biochemistry, and has an Executive Business Management Certification. Ms. Kolinski’s most recent position was with Ashland Inc. from 2011 to 2019 as Vice President of North America Consumer Specialties and Global Oral Care. She had responsibilities for sales and customer service in North America for the specialties business and responsibility for the P&L for global oral care which included sales, marketing, and technical services functions. She has extensive experience in the marketing of personal care products with expertise in the negotiation and management of contracts and strategic corporate planning. Ms. Kolinski has also worked as a consultant for Geltor Inc., a biotechnology firm, from September 2020 through December 2022. She has never held a Directorship prior to United-Guardian, Inc.

In accordance with the Company’s current non-employee director compensation policy, as a non-employee director of the Company, Ms. Kolinski is entitled to receive a quarterly retainer of $12,500.

There are no family relationships between Ms. Kolinski and any director or officer of the Company and she was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. There are no transactions between Ms. Kolinski and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Item 7.01. Regulation FD Disclosure.

On January 8, 2024, the Company issued a press release announcing the appointment of Ms. Kolinski to its Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United-Guardian, Inc.

Date: January 8, 2024	By:	/s/ Donna Vigilante
Donna Vigilante
President